UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
September 16, 2005
Date of Report (Date of earliest event reported)
Commission File Number: 000-27743
PAC-WEST TELECOMM, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	68-0383568 (I.R.S. Employer Identification No.)

1776 W. March Lane, Suite 250 Stockton, California (Address of principal executive offices)	95207 (Zip Code)
(209) 926-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
On September 16, 2005 the Audit Committee of the Board of Directors of Pac-West Telecomm, Inc. (“Pac-West”) accepted the resignation of BDO Seidman, LLP (“BDO”) as Pac-West’s independent accountants, and approved the engagement of Macias Gini & Company LLP (“MGC”), an independent member of the BDO Seidman Alliance, as Pac-West’s independent registered public accounting firm for the fiscal year ending December 31, 2005. BDO’s decision to resign was made cooperatively with the Company following discussions regarding the future relationship between BDO and Pac-West.
BDO’s report on Pac-West’s consolidated financial statements for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. BDO was engaged as Pac-West’s independent accountants on August 14, 2004 and therefore did not audit Pac-West’s consolidated financial statements for the year ended December 31, 2003.
During the year ended December 31, 2004 and through the date hereof, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO’s satisfaction, would have caused it to make reference to the subject matter in connection with its report on Pac-West’s consolidated financial statements for such periods. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
Pac-West has provided BDO with a copy of the foregoing disclosures. A letter from BDO addressed to the Securities and Exchange Commission in response to the disclosures set forth herein is included as Exhibit 16.1 to this Current Report on Form 8-K.
During the years ended December 31, 2004 and December 31, 2003 and through the date hereof, Pac-West did not consult MGC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Pac-West’s consolidated financial statements, or any other matter that was either the subject of a disagreement or reportable event as set forth in Items 304(a)(1)(iv) and (a)(1)(v) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

16.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission, dated September 16, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
PAC-WEST TELECOMM, INC.
(Registrant)
Dated: September 21, 2005

By: /s/ Peggy McGaw

Peggy McGaw
Vice President Finance

INDEX TO EXHIBITS

16.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission, dated September 16, 2005.